UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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[ ]	Preliminary Proxy Statement

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY ALLOCATOR FUND
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
MORGAN STANLEY BALANCED GROWTH FUND
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
MORGAN STANLEY EQUALLY-WEIGHTED S&P 500 FUND
MORGAN STANLEY FINANCIAL SERVICES TRUST
MORGAN STANLEY FUNDAMENTAL VALUE FUND
MORGAN STANLEY HEALTH SCIENCES TRUST
MORGAN STANLEY INFORMATION FUND
MORGAN STANLEY MID-CAP VALUE FUND
MORGAN STANLEY MULTI-ASSET CLASS FUND
MORGAN STANLEY NASDAQ-100 INDEX FUND
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
MORGAN STANLEY REAL ESTATE FUND
MORGAN STANLEY S&P 500 INDEX FUND
MORGAN STANLEY SMALL-MID SPECIAL VALUE FUND
MORGAN STANLEY SPECIAL GROWTH FUND
MORGAN STANLEY SPECIAL VALUE FUND
MORGAN STANLEY STRATEGIST FUND
MORGAN STANLEY TOTAL MARKET INDEX FUND
MORGAN STANLEY UTILITIES FUND
MORGAN STANLEY VALUE FUND

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MORGAN STANLEY ALLOCATOR FUND
MORGAN STANLEY AMERICAN OPPORTUNITIES FUND
MORGAN STANLEY BALANCED GROWTH FUND
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
MORGAN STANLEY DIVIDEND GROWTH SECURITIES INC.
MORGAN STANLEY EQUALLY-WEIGHTED S&P 500 FUND
MORGAN STANLEY FINANCIAL SERVICES TRUST
MORGAN STANLEY FUNDAMENTAL VALUE FUND
MORGAN STANLEY HEALTH SCIENCES TRUST
MORGAN STANLEY INFORMATION FUND
MORGAN STANLEY MID-CAP VALUE FUND
MORGAN STANLEY MULTI-ASSET CLASS FUND
MORGAN STANLEY NASDAQ-100 INDEX FUND
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
MORGAN STANLEY REAL ESTATE FUND
MORGAN STANLEY S&P 500 INDEX FUND
MORGAN STANLEY SMALL-MID SPECIAL VALUE FUND
MORGAN STANLEY SPECIAL GROWTH FUND
MORGAN STANLEY SPECIAL VALUE FUND
MORGAN STANLEY STRATEGIST FUND
MORGAN STANLEY TOTAL MARKET INDEX FUND
MORGAN STANLEY UTILITIES FUND
MORGAN STANLEY VALUE FUND
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each of the Morgan Stanley Funds listed above (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 at 9:00 a.m., Eastern Time. For sake of clarity, each Fund’s name has been abbreviated as set forth in Exhibit A to this Joint Proxy Statement.

The Meetings are being held for the following purposes:

1.	To elect Trustees/Directors of the Funds.

2.	To eliminate certain fundamental investment restrictions for all Funds, except the Allocator Fund, Fundamental Value Fund, Mid-Cap Value Fund, Nasdaq 100 Index Fund and Small-Mid Special Value Fund.

3.	To modify certain fundamental investment restrictions for all Funds.

4.	To reclassify certain fundamental policies as non-fundamental policies for all Funds, except the Allocator Fund, Fundamental Value Fund, Mid-Cap Value Fund, Nasdaq 100 Index Fund and Small-Mid Special Value Fund.

5.	To change the Fund’s classification from a diversified fund to a non-diversified fund for the Financial Services Trust and Natural Resource Development Securities.

6.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only shareholders of record of a particular Fund at the close of business on May 30, 2006, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN Secretary

Dated: June 14, 2006

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in the Proxy Card(s). In order to avoid the additional expense to the Funds of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card(s) or voting by telephone or electronically on the Internet.

THE MORGAN STANLEY DOMESTIC EQUITY FUNDS
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

JOINT PROXY STATEMENT

Special Meetings of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees/Directors (each a ‘‘Board’’ and collectively, the ‘‘Boards’’) of each of the Morgan Stanley Domestic Equity Funds listed in the accompanying Notice of Special Meetings of Shareholders (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of each Fund (each a ‘‘Meeting’’ and collectively, the ‘‘Meetings’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to shareholders on or about June 14, 2006. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Special Meetings of Shareholders.

Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to as ‘‘shares,’’ all holders of shares are referred to as ‘‘Shareholders,’’ the Board of Directors or the Board of Trustees of each of the Funds is referred to as the ‘‘Board,’’ the directors or trustees of each Fund are referred to as ‘‘Trustees,’’ the investment adviser of each Fund is referred to as the ‘‘Investment Adviser’’ and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its ‘‘charter.’’

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR each Proposal applicable to that Fund.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Fund outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, is estimated at $8,476,437 and will be borne pro rata by each respective Fund based on its relative net assets. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Morgan Stanley Trust or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Boards. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $2,022,776, which would be borne by the Funds.

Each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any Shareholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o Nina Wessel at Morgan Stanley Services Company Inc., Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311, by calling 1-800-869-NEWS, or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Funds’ administrator (the ‘‘Administrator’’). Morgan Stanley Distributors Inc. serves as each of the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Card(s) for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and Proxy Card(s) for those Funds in which such Shareholder is a beneficial owner. If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return the enclosed Proxy Card(s) or vote by telephone as indicated on the Proxy Card(s).

The Shareholders are being solicited and are entitled to vote on Proposals 1, 2, 3, 4 and 5, which are outlined as follows:

Proposal 1	For all Funds	To elect Trustees of the Funds
Proposal 2	For all Funds except the Allocator Fund, Fundamental Value Fund, Mid-Cap Value Fund, Nasdaq-100 Index Fund and Small-Mid Special Value Fund	To eliminate certain fundamental investment restrictions
Proposal 3	For all Funds	To modify certain fundamental investment restrictions
Proposal 4	For all Funds except the Allocator Fund, Fundamental Value Fund, Mid-Cap Value Fund, Nasdaq-100 Index Fund and Small-Mid Special Value Fund	To reclassify certain fundamental policies as non-fundamental policies
Proposal 5	For the Financial Services Fund and Natural Resource Development Securities	To change the Fund’s classification from a diversified fund to a non-diversified fund

Under each Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

At a meeting held on April 25, 2006, the Board of each Fund determined that it was in the best interest of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of each Fund for their approval.

The Board of each Fund unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Joint Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal No. 1.

•	The elimination of certain of the Funds’ fundamental policies as set forth in Proposal No. 2.

•	The modification of certain of the Funds’ fundamental policies as set forth in Proposal 3.

•	The reclassification of certain of the Funds’ fundamental policies as non-fundamental policies as set forth in Proposal 4.

•	The change in classification of certain Funds from a diversified fund to a non-diversified fund as set forth in Proposal 5.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEES
Applicable Funds: All Funds

At the Meetings, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for an indefinite term commencing on August 1, 2006, for all Funds.

Pursuant to each Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the Trustees of the Funds and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/Trustee	Since June 2000 or since Inception Date	Director or Trustee of the funds advised by MSIA (the “Retail Funds”) (since June 2000) and various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc. (the “Institutional Funds”) (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Interested Incumbent Trustee
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee and Chairman of the Board	Since July 1991 or since Inception Date	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003 or since Inception Date	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 – July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998- March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003 or since Inception Date	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 2004 or since Inception Date	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 – October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 – November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 – July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 – 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993 or since Inception Date	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 – 2004); United States Senator (R-Utah) (1974 – 1992) and Chairman, Senate Banking Committee (1980 – 1986), Mayor of Salt Lake City, Utah (1971 – 1974), Astronaut, Space Shuttle Discovery (April 12 – 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997 or since Inception Date	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 – 1994), most recently as Chairman of The Allstate Corporation (March 1993 – December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 – December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position(s) Held with Funds	Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991 or since Inception Date	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991 or since Inception Date	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 – 1988).	187	None.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Investment Adviser is a subsidiary.

**	Each Trustee has served in such capacity since the earlier of the date listed or the Inception Date of the Fund as listed in Exhibit A.

No Trustee or nominee for election as Trustee who is not an interested person of the Funds, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Funds is set forth below:

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003 or since Inception Date	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany*(51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006 or since Inception Date	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006 or since Inception Date	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail Funds and the Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 1997 or since Inception Date	Managing Director and General Counsel of Morgan Stanley Investment Management, Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004 or since Inception Date	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004 or since Inception Date	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003 or since Inception Date	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002 or since Inception Date	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003 or since Inception Date	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Joint Proxy Statement and to serve as a Trustee of the Funds if elected. The Board of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

For information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies by the Trustees of the Funds and each nominee, please see Exhibit B.

Board Meetings and Committees

The Board of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of an independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on each Fund’s financial operations. Each Fund has adopted an Audit Committee Charter. The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). The current Chairman of each Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns.

The Board of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund’s Board and its committees and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises each Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to each Fund’s Board a set of corporate governance principles applicable to each Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund Board and its committees and oversees periodic evaluations of the Fund Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Funds’ website. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the respective Funds presented in this Proposal for which the Independent Trustee serves. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

Finally, each Fund’s Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by each Fund. The Insurance Committee for all Funds currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees.

For each respective Fund’s most recently completed fiscal year, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board. See Exhibit C to this Joint Proxy Statement for further information about committee and Board meetings.

Shareholder Communications

Shareholders may send communications to each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee above. Other Shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of each Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth on the following page are tables showing the aggregate compensation paid by each Fund to each of its Trustees, as well as the total compensation paid to each Trustee of each Fund by all of the

Funds and by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by each Fund is as of each Fund’s respective most recently completed fiscal year end. See Exhibit C for a list of each Fund’s fiscal year-end. In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION TABLE

Name of Trustees	Allocator Fund	American Opportunities Fund	Balanced Growth Fund	Capital Opportunities Fund	Convertible Securities Fund	Developing Growth Fund	Dividend Growth Securities
Interested Trustee
Fiumefreddo(1)	$307	$8,609	$483	$863	$565	$1,334	$18,344
Higgins(1)	0	0	0	0	0	0	0
Independent Trustee
Bozic	149	4,322	235	434	269	679	9,102
Garn	149	4,267	235	428	269	671	9,102
Hedien	149	4,322	235	434	269	679	9,102
Johnson	200	5,756	316	577	363	902	12,159
Kearns(3)	182	5,062	286	508	332	785	10,386
Nugent	174	5,039	275	506	316	790	10,631
Reid	174	5,039	275	506	316	790	10,631

Name of Trustees	Equally- Weighted S&P 500 Fund	Financial Services Fund	Fundamental Value Fund	Health Sciences Fund	Information Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2) (4)
Interested Trustee
Fiumefreddo(1)	$4,599	$711	$264	$1,156	$1,520	$360,000
Higgins(1)	0	0	0	0	0	0
Independent Trustee
Bozic	2,287	332	126	568	759	180,000
Garn	2,259	332	126	561	751	178,000
Hedien	2,287	332	126	568	759	180,000
Johnson	3,053	450	170	761	1,013	240,000
Kearns(3)	2,658	410	155	667	877	217,000
Nugent	2,670	391	148	664	886	210,000
Reid	2,670	391	148	664	886	215,000

COMPENSATION TABLE (cont'd)

Name of Trustees	Mid-Cap Value Fund	Multi-Asset Class Fund	Nasdaq-100 Index Fund	Natural Resource Development Securities	Real Estate Fund	S&P 500 Index Fund	Small-Mid Special Value Fund
Interested Trustee
Fiumefreddo(1)	$796	0	$127	$395	$495	$4,243	527
Higgins(1)	0	0	0	0	0	0	0
Independent Trustee
Bozic	377	0	61	184	236	2,110	246
Garn	377	0	61	184	236	2,084	246
Hedien	377	0	61	184	236	2,110	246
Johnson	509	0	82	250	319	2,817	334
Kearns(3)	460	0	75	224	291	2,451	305
Nugent	443	0	71	217	278	2,463	290
Reid	443	0	71	217	278	2,463	290

Name of Trustees	Special Growth Fund	Special Value Fund	Strategist Fund	Total Market Index Fund	Utilities Fund	Value Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2) (4)
Interested Trustee
Fiumefreddo(1)	$478	$2,514	$2,642	$595	$2,193	$1,104	$360,000
Higgins(1)	0	0	0	0	0	0	0
Independent Trustee
Bozic	223	1,236	1,298	278	1,103	562	180,000
Garn	223	1,221	1,282	278	1,090	555	178,000
Hedien	223	1,236	1,298	278	1,103	562	180,000
Johnson	303	1,655	1,738	377	1,468	746	240,000
Kearns(3)	271	1,453	1,526	344	1,292	650	217,000
Nugent	263	1,446	1,518	327	1,286	654	210,000
Reid	263	1,446	1,518	327	1,286	654	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Assuming a quorum is present, approval of Proposal 1 with respect to each Fund except Dividend Growth Securities and Natural Resource Development Securities will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting.

Assuming a quorum is present, approval of Proposal 1 with respect to each of Dividend Growth Securities and Natural Resource Development Securities will require the affirmative vote of a plurality of the votes cast at the Meeting. A ‘‘plurality’’ means the nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

The Board of each Fund recommends that you vote ‘‘FOR’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS 2, 3 AND 4 RELATED TO THE ELIMINATION,
MODIFICATION OR RECLASSIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including each of the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this joint proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by the Funds to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing a Fund’s assets. In addition, the lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Investment Adviser recently conducted a review of each Fund’s fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Funds’ policies that are required to be fundamental under the Investment Company Act, (ii) to reclassify as ‘‘non-fundamental’’ (i.e., they may be changed or eliminated by a Fund’s board without Shareholder approval) any policies that are not required to be fundamental under the Investment Company Act or the positions of the staff of the SEC in interpreting the Investment Company Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

Proposals 2, 3 and 4 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to each Fund. The proposed changes to the fundamental policies are discussed in detail below. The tables following this discussion will assist you in determining which Proposals apply to your Fund(s) and which investment policy or restriction changes are proposed for each Fund. By reducing to a minimum those policies that can be changed only by a Shareholder vote, each Fund should be able to avoid the costs and delay associated with a Shareholder meeting and each Board believes that the Investment Adviser’s ability to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’

Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Funds to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Funds greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Funds, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated.

2.	PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	2A Eliminate Pledging Assets Policy	2B Eliminate Margin Policy	2C Eliminate Oil & Gas Policy	2D Eliminate Warrants Policy	2E Eliminate Trustee/ Officer Ownership Policy	2F Eliminate Exercising Control Policy	2G Eliminate Unseasoned Companies Policy
Allocator Fund
American Opportunities Fund	X	X	X		X	X	X
Balanced Growth Fund	X	X	X		X	X	X
Capital Opportunities Fund	X	X	X	X		X	X
Convertible Securities Fund	X	X	X	X	X	X	X
Developing Growth Fund	X	X	X	X	X	X	X
Dividend Growth Securities	X	X	X	X	X	X	X
Equally-Weighted S&P 500 Fund	X	X	X		X	X	X
Financial Services Fund	X	X	X			X
Fundamental Value Fund
Health Sciences Fund	X	X	X	X		X	X
Information Fund	X	X	X			X	X
Mid-Cap Value Fund
Multi-Asset Class Fund	X	X				X
Nasdaq-100 Index Fund
Natural Resource Development Securities	X	X	X		X	X	X
Real Estate Fund		X	X			X
S&P 500 Index Fund	X	X	X			X
Small-Mid Special Value Fund
Special Growth Fund	X	X	X			X	X
Special Value Fund	X	X	X		X	X	X
Strategist Fund	X	X	X		X	X	X
Total Market Index Fund	X	X
Utilities Fund	X	X	X		X	X	X
Value Fund	X	X	X			X

Proposal 2.A. — Elimination of the Fundamental Policy Restricting
the Fund’s Ability to Pledge Assets

Applicable Funds: See the Chart on page 18

Reasons for the Elimination of the Policy:

Each applicable Fund’s fundamental policy prohibiting or restricting pledging, hypothecating, mortgaging, or otherwise encumbering the Fund’s assets was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from each Fund’s fundamental investment policies. The Funds’ current limits on pledging may conflict with each Fund’s ability to borrow money to meet redemption requests or for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and in certain cases larger than, the principal amount of the loan. The Funds’ current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although the Investment Adviser currently plans, on behalf of the Funds, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds’ ability to liquidate assets. If the Funds pledge a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds’ current borrowing limits would remain consistent with limits prescribed under the Investment Company Act.

Proposal 2.B. — Elimination of the Fundamental Policy
Restricting Purchases of Securities on Margin

Applicable Funds: See the Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from each Fund’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. As a result, elimination of each Fund’s restriction on margin activities is unlikely to affect the Fund’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, Funds would have the flexibility, subject to Board approval, to alter their investment practice without the expense and delay of a shareholder vote. The extent to which a Fund may engage in margin activities, and the nature and risks of such transactions, will be disclosed in a Fund’s prospectus and/or statement of additional information.

Proposal 2.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas and Other Types of Minerals or Mineral Leases

Applicable Funds: See the Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting its ability to purchase or sell interests in oil, gas or other types of minerals or mineral leases was based on the requirements formerly imposed by state

‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Funds’ investment policies. There are no current expectations that the Funds will engage in such activities. However, elimination of the fundamental policy would afford the Funds the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Should a Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Fund’s prospectus and/or statement of additional information.

Proposal 2.D. — Elimination of the Fundamental Policy
Regarding Investments in Warrants

Applicable Funds: See the Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund has a fundamental policy that imposes a percentage limitation on investments in warrants (typically, 5%). The restrictions were imposed by state ‘‘blue sky’’ regulators, as a condition to registration. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Elimination of the fundamental policy would provide a Fund the maximum flexibility, subject to Board approval, to invest in warrants to the extent permissible under applicable law without incurring the expense and delay of a Shareholder vote. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Fund fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless. For any Fund that intends to invest in warrants, the extent to which a Fund may invest in warrants, and the nature and risks of such investments, will be disclosed in a Fund’s prospectus and/or statement of additional information.

Proposal 2.E. — Elimination of the Fundamental Policy Prohibiting or Restricting the Purchase
of Securities of Issuers in which Trustees or Officers Have an Interest

Applicable Funds: See the Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting or restricting the purchase of securities in which Fund trustees or officers have an interest were originally adopted to address the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds’ fundamental investment policies. Eliminating this restriction would increase the Investment Adviser’s flexibility when choosing investments on a Fund’s behalf. In addition, the Investment Adviser believes that the policy is unnecessary because each Fund’s Code of Ethics adequately covers and provides for the monitoring of the Fund’s securities purchases and security ownership by the Fund’s officers and trustees. Further, securities purchased by a Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the Investment Company Act and the rules thereunder.

Proposal 2.F. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

Applicable Funds: See Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund’s investment policies. Eliminating this investment restriction would not affect the Funds’ investment strategies, as the Funds do not ordinarily invest for the purpose of exercising control over companies.

Proposal 2.G. — Elimination of the Fundamental Policy Regarding
Investments in Unseasoned Companies

Applicable Funds: See the Chart on Page 18

Reasons for the Elimination of the Investment Policy:

Each applicable Fund’s fundamental policy prohibiting investments in issuers that have been in business for less than three years (i.e., unseasoned companies) was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund’s fundamental investment policies. Elimination of the policy would permit a Fund, subject to Board approval, to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories. To the extent that a Fund invests in these types of issuers, it may be subject to greater risks and appropriate disclosure regarding the nature and risks of such investment would be disclosed in the Fund’s prospectus and/or statement of additional information.

3.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Fund	3A Modify Diversification Policy	3B Modify Borrowing Policy	3C Modify Loan Policy	3D Modify Commodities Policy	3E Modify Senior Securities Policy	3F Modify Underwriting Policy
Allocator Fund		X	X	X	X
American Opportunities Fund	X	X	X	X	X
Balanced Growth Fund	X	X	X	X	X
Capital Opportunities Fund	X	X	X	X	X
Convertible Securities Fund	X	X	X	X	X
Developing Growth Fund	X	X	X	X	X
Dividend Growth Securities	X	X	X	X	X	X
Equally-Weighted S&P 500 Fund	X	X	X	X	X
Financial Services Fund	*	X	X	X	X
Fundamental Value Fund	X	X	X	X	X
Health Sciences Fund	X	X	X	X	X
Information Fund	X	X	X	X	X
Mid-Cap Value Fund	X	X	X	X	X
Multi-Asset Class Fund		X	X	X	X
Nasdaq-100 Index Fund		X	X	X	X
Natural Resource Development Securities	*	X	X	X	X	X
Real Estate Fund		X	X	X	X
S&P 500 Index Fund	X	X	X	X	X
Small-Mid Special Value Fund	X	X	X	X	X
Special Growth Fund	X	X	X	X	X
Special Value Fund	X	X	X	X	X
Strategist Fund	X	X	X	X	X
Total Market Index Fund	X	X	X	X	X
Utilities Fund	X	X	X	X	X
Value Fund	X	X	X	X	X

*	See Proposal 5, where Shareholders are being asked to change the Fund’s classification from a diversified fund to a non-diversified fund.

Proposal 3.A. — Modify Fundamental Policy Regarding Diversification

Applicable Funds: See the Chart on Page 22

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy would read:

‘‘The Fund may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a Fund state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Fund’s designation as diversified. Instead, the proposed change would modify a Fund’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Fund’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Fund as those requirements may be amended from time to time.

Certain ‘‘diversified’’ Funds have adopted limitations more restrictive than those required under the Investment Company Act, specifically these Funds apply the 5% limitation and/or the 10% limitation referred to above to 100% of the Fund’s assets rather than to 75% of the Fund’s assets as permitted under the Investment Company Act. The proposed change would allow each of these Funds the ability to invest a higher percentage of its assets in particular issues when the Investment Adviser deems it appropriate and in the Fund’s best interest while still qualifying as a diversified fund under the Investment Company Act. To the extent that a Fund invests a greater proportion of its assets in a single issuer it will be subject to a correspondingly greater degree of risk associated with that investment.

It should be noted that the modification of this fundamental policy will not affect each Fund's intention to continue to comply with the diversification and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), in order to continue to qualify for the special tax treatment afforded to ‘‘regulated investment companies.’’

Proposal 3.B. — Modify Fundamental Policy Regarding Borrowing Money

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy regarding borrowing would read:

‘‘The Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Every Fund is required to have a fundamental policy with respect to borrowing and each Fund is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). Certain Funds have limited their permissible borrowings to amounts not in excess of a specified amount, such as 5%, 10%, 25% or 33 1/3% of the Fund’s total assets, and, in some cases, except as engaging in certain investment strategies may be considered borrowings. The language of these policies, however, varies widely from Fund to Fund. It is therefore proposed that this language be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Funds to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, that any of the Funds would increase their borrowing capacity.

If a Fund borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but such investments will impair its performance if the income and appreciation therefrom are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Fund’s assets.

Proposal 3.C. — Modify Fundamental Policy Regarding Loans

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy regarding loans would read:

‘‘The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Fund’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Fund’s securities to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

Currently, the Funds are prohibited from making loans of money or securities, except as specified below. The Multi-Asset Class Fund, Real Estate Fund and Value Fund can only lend in connection with repurchase agreements. The Balanced Growth Fund can only lend through the purchase of debt obligations and in connection with repurchase agreements. The American Opportunities Fund, Capital Opportunities Fund, Convertible Securities Fund, Developing Growth Fund, Dividend Growth Securities, Natural Resource Development Securities, S&P 500 Index Fund, Special Value Fund and Total Market Index Fund can only lend through the purchase of debt obligations, investments in repurchase agreements or by lending their portfolio securities. The Allocator Fund, Financial Services Trust, Fundamental Value Fund, Information Fund, Mid-Cap Value Fund, Nasdaq-100 Index Fund, Small-Mid Special Value Fund and Special Growth Fund can only lend through the purchase of portfolio securities, investments in repurchase agreements or by lending their portfolio securities. The Equally-Weighted S&P 500 Fund, Health Sciences Fund, Strategist Fund and Utilities Fund can only lend through the purchase of publicly distributed debt obligations, investments in repurchase agreements or by lending their portfolio securities (Health Sciences Fund may also invest in reverse repurchase agreements). If this Proposal is approved by Shareholders, the Funds would be permitted to make loans to the maximum extent permitted by the Investment Company Act.

Proposal 3.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Funds: See the Chart on Page 22

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy would read:

‘‘The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Fund’s policy are intended to make it clear that the Funds may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Certain of the Funds have a fundamental policy that does not permit or limits investments in futures contracts or other derivatives. * If the Shareholders of these Funds approve this Proposal, these Funds would have the flexibility to invest in futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. The extent to which any such Fund may invest in futures contracts or other derivatives, including options, options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments, will be disclosed in its prospectus and/or statement of additional information.

Proposal 3.E. — Modify Fundamental Policy
Regarding Issuance of Senior Securities

Applicable Funds: All Funds

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy would read:

‘‘The Fund may not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction, which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Funds utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise each Fund’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Fund’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Fund is managed, the investment performance of any Fund, or the securities or instruments in which a Fund invests. None of the Funds is currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Funds have no current intention to begin issuing senior securities. The proposed limitation would recognize that Funds may issue such securities only to the

*	The Utilities Fund does not have a fundamental policy regarding investment in commodities, commodity contracts and futures contracts and thus would be adopting a new fundamental policy as described above.

extent permitted under the Investment Company Act. To the extent a Fund becomes involved in such securities trading practices, the Board of each Fund will carefully review the Fund’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund’s investment policies.

Proposal 3.F. — Modify Fundamental Policy
Regarding Underwriting Activities

Applicable Funds: Dividend Growth Securities and Natural Resource Development Securities

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Fund’s fundamental policy would read:

‘‘The Fund may not engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.’’

Discussion of Proposed Modification:

Every Fund is required to have a fundamental policy with respect to its underwriting activities. Most Morgan Stanley Funds maintain a fundamental policy of not acting as an underwriter of securities except insofar as it may be deemed an underwriter in disposing of a portfolio security. Each applicable Fund limits its ability to act as an underwriter to 5% of the Fund’s total assets. This 5% limitation is not required by law, and the proposed change is intended to make uniform each Morgan Stanley Fund’s fundamental policy regarding its underwriting activities.

4.	PROPOSALS TO RECLASSIFY CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES.

Name of Fund	4A Reclassify as Non-Fundamental Short Sales Policy	4B Reclassify as Non-Fundamental Purchasing Other Investment Companies Policy	4C Reclassify as Non-Fundamental Illiquid/Restricted Securities Policy	4D Reclassify as Non-Fundamental Puts/Calls Policy	4E Reclassify as Non-Fundamental Options/Futures Policy
Allocator Fund
American Opportunities Fund	X	X
Balanced Growth Fund	X	X
Capital Opportunities Fund	X	X			X
Convertible Securities Fund	X	X
Developing Growth Fund	X	X		X
Dividend Growth Securities	X	X		X
Equally-Weighted S&P 500 Fund	X	X	X
Financial Services Fund	X
Fundamental Value Fund
Health Sciences Fund	X	X
Information Fund	X	X
Mid-Cap Value Fund
Multi-Asset Class Fund	X
Nasdaq-100 Index Fund
Natural Resource Development Securities	X	X
Real Estate Fund	X
S&P 500 Index Fund	X		X
Small-Mid Special Value Fund
Special Growth Fund	X
Special Value Fund	X	X
Strategist Fund	X	X	X
Total Market Index Fund		X
Utilities Fund	X	X	X
Value Fund	X

Proposal 4.A. — Reclassification As Non-Fundamental the
Fundamental Policy Regarding the Short Sale Of Securities

Applicable Funds: See the Chart Above

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy prohibiting short sales be reclassified as non-fundamental and revised to read as follows:

‘‘A Fund may not make short sales of securities, except short sales against the box.’’

Reasons for the Reclassification of the Investment Policy:

Each of the Funds has a fundamental policy that prohibits the Fund from making short sales. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that Shareholders vote to eliminate this fundamental investment limitation and replace it with the non-fundamental policy set forth above. The Funds do not presently intend to engage in short sales, although if the policy is reclassified as non-fundamental they may make short sales ‘‘against the box,’’ in which a Fund enters into a short sale of a security it owns. Short sales by a Fund involves certain risks and special considerations. If the Investment Adviser incorrectly predicts that the price of the security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The policy, as proposed, would give the Investment Adviser flexibility in its ability to respond, subject to Board approval, to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote.

Proposal 4.B. — Reclassification as Non-Fundamental the Fundamental Policy
Prohibiting Investments in Other Investment Companies

Applicable Funds: See the Chart on Page 28

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy on investments in other investment companies be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act as amended from time to time.’’

Reasons for the Reclassification of the Investment Policy:

The fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Fund’s fundamental investment policies. Moreover, in the absence of this policy, the Funds are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the Investment Company Act. In general, under that section, an investment company (‘‘Acquiring Fund’’) cannot acquire shares of another investment company (‘‘Acquired Fund’’) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

As a result, this reclassification should not be material but will provide each Fund greater flexibility to respond to regulatory and other developments. If this Proposal is approved, the Funds will be permitted to invest in exchange-traded funds (‘‘ETF's’’). To the extent a Fund invests a portion of its assets in securities of other investment companies, the Fund will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

Proposal 4.C. — Reclassification as Non-Fundamental the Fundamental Policy
Prohibiting or Limiting Investments in Illiquid or Restricted Securities

Applicable Funds: See the Chart on Page 28

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy limiting investments in illiquid or restricted securities be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.’’

Reasons for the Reclassification of the Investment Policy:

The prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. Certain of the Funds are limited by their respective fundamental investment limitations to investing no more than 10% of their assets in illiquid securities (the ‘‘affected Funds’’). Under current regulatory interpretations, open-end mutual funds are able to invest up to 15% of their assets in illiquid securities other than money market funds which are limited to 10%. Accordingly, Proposal 4.C. is being submitted to shareholders in order to allow the affected Funds to invest in illiquid and restricted securities to the extent permitted by current regulatory interpretations. As no affected Fund is a money market fund, no affected Fund is restricted to investing 10% of its assets in illiquid securities by operation of law, other than by their respective current fundamental investment limitation. The Investment Adviser does not anticipate that the proposed change will have a material impact on the operation of the Funds since the Funds need to maintain a certain amount of liquidity to meet redemption requests, and accordingly, the Funds do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation.

As a result of the Investment Adviser’s recommendation, the Boards approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Fund’s investments in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines.

Proposal 4.D. — Reclassification As Non-Fundamental The Fundamental Policy On
The Purchase or Sale of Puts, Calls, and Combinations Thereof

Applicable Funds: See the Chart on Page 28

Proposed New Non-Fundamental Policy:    It is proposed that the fundamental investment policy prohibiting or limiting the purchase or sale of puts, calls and combinations thereof be reclassified as non-fundamental and revised to read as follows:

‘‘The Fund may not write, purchase or sell puts, calls, or combinations thereof.’’

Reasons for the Reclassification of the Investment Policy:

Each of the Funds has a fundamental policy limiting investments involving puts, calls, straddles and spreads. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that shareholders vote to eliminate this fundamental investment limitation and reclassify the limitation as non-fundamental.

Although no Fund has any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of a Fund’s fundamental policy limiting investments involving puts, calls, straddles and/or spreads would permit the Fund greater flexibility to respond to market and other developments. Certain Funds’ current investment policies place limits on the percentage of Fund assets that may be invested in options such as puts and calls. Although these Funds are proposing to reclassify such investment policies as non-fundamental, the Funds have no current intention of changing their investment policies with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds’ ability to invest in such instruments. In addition, Funds that historically have not engaged in investing in such instruments will do so pursuant to the new policy only under the careful review of each Fund’s Board, which review may include, among other things, placing limitations on the value of the Fund’s assets and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by a Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund’s manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

Proposal 4.E. — Reclassification As Non-Fundamental The Fundamental
Policy On The Use Of Options and Futures

Applicable Funds: See the Chart on Page 28

Proposed New Non-Fundamental Policy: It is proposed that the fundamental investment policy prohibiting the use of options and futures be reclassified as non-fundamental and read as follows:

‘‘The Fund may not invest in options or futures contracts.’’

Reasons for the Reclassification of the Investment Policy:

The Fund has a fundamental policy that prohibits it from investing in options and futures contracts. This policy is not required under the Investment Company Act to be among a Fund’s fundamental investment policies. The Board of each Fund recommends that Shareholders vote to eliminate this fundamental investment limitation and replace it with the non-fundamental policy set forth above. The policy, as proposed, would give the Investment Adviser flexibility in its ability to respond, subject to Board approval, to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote. Any future change in the Fund’s manner of investing or the instruments it may purchase will accompany appropriate disclosure to shareholders.

REQUIRED VOTE FOR PROPOSALS 2, 3 AND 4

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of each Fund which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Each Board has considered various factors and believes that approval of these investment policy changes are in the best interest of each Fund and its Shareholders. If these investment Proposals are not approved by any Fund, that Fund’s current fundamental investment policies will remain in effect.

The Board of each Fund, including a majority of the independent board members, recommends that the Shareholders vote ‘‘For’’ the elimination, modification or reclassification of the funds’ fundamental policies as described above.

Proposal 5 — To Change the Fund’s Classification
From a Diversified Fund to a Non-Diversified Fund

Applicable Funds: Financial Services Fund
and Natural Resource Development Securities

General

A ‘‘diversified fund,’’ pursuant to Section 5(a)(1) of the Investment Company Act, must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. A ‘‘non-diversified fund’’ under the Investment Company Act is defined as a fund other than a diversified fund, and the Investment Company Act therefore places no limits on a non-diversified fund pursuant to this classification.

The Investment Company Act diversification requirements are separate and apart from, the diversification requirements that a fund complies with in order to qualify for special tax treatment afforded a ‘‘regulated investment company’’ (‘‘RIC’’) as set forth in Subchapter M of the Internal Revenue Code. In the event this Proposal is approved, each of these Funds will continue to seek to qualify as a RIC under Subchapter M.

Proposal

Each of these Funds is classified with the SEC as a diversified fund and therefore is currently required to comply with the above diversification requirements of the Investment Company Act applicable to ‘‘diversified funds.’’1     The Investment Adviser now believes, however, that it would be in the best interests of Shareholders for each of these Funds to operate as a non-diversified fund.

A non-diversified classification means that each of these Funds would not be limited by the Investment Company Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. To the extent a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may decline to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market’s assessment of a particular issuer or a small group of issuers. In addition, a Fund may be more susceptible to any single economic or regulatory occurrence than a diversified fund.

Pursuant to Section 13(a) of the Investment Company Act, each of these Funds cannot change its classification from diversified to non-diversified without Shareholder approval. Therefore, Shareholders are being asked to approve changing the classification of each Fund from a diversified fund to a non-diversified fund. In the event that the Proposal is not approved by the Shareholders of a Fund, the Fund will continue to be classified as a diversified fund and be managed in a diversified manner.

[1]	Natural Resources Development Securities applies the 5% and 10% limits described above with respect to 100% of its assets (not 75%).

Required Vote for Proposal 5

Approval of this Proposal requires the affirmative vote of the holders of a ‘‘majority of the outstanding voting securities’’ of each Fund which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The Board of Trustees of each fund recommends that you vote to approve the change in classification of each fund from a diversified fund to a non-diversified fund and ‘‘For’’ Proposal 5.

SECURITY OWNERSHIP OF TRUSTEES, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Fund owned by the Fund’s officers and Trustees as a group was less than one percent of each Fund’s outstanding shares. For more information regarding persons who owned beneficially more than 5% of each Fund’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge of each Fund, no person was the beneficial owner of more than 5% of the Fund’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of each Fund’s financial statements for each Fund’s most recent fiscal years are set forth below:

	2006*	2005
Allocator Fund	$36,516	$34,782
Balanced Growth Fund	35,125	33,458
Dividend Growth Securities.	34,993	33,332
Natural Resource Development Securities	30,447	29,002
Special Growth Fund	31,616	30,116
	2005*	2004
American Opportunities Fund	$44,991	$42,853
Capital Opportunities Fund	38,635	36,800
Convertible Securities Trust	36,296	34,572
Developing Growth Fund	38,371	36,548
Equally-Weighted S&P 500 Fund	32,784	31,217
Financial Services Trust	34,504	33,230
Fundamental Value Fund	34,309	32,680
Health Sciences Trust	33,836	32,344
Information Fund	35,560	32,170
Mid-Cap Value Fund	35,590	34,615
Multi-Asset Class Fund	10,563	10,064
Nasdaq-100 Index Fund	26,938	25,660
Real Estate Fund	30,448	29,002
S&P 500 Index Fund	30,448	29,002
Small-Mid Special Value Fund	32,680	31,430
Special Value Fund	33,836	32,344
Strategist Fund	33,836	32,344
Total Market Index Fund	26,817	25,660
Utilities Fund	37,466	35,686
Value Fund	30,448	29,002

*	Because the Funds have different fiscal year ends, fees for the most recent applicable two fiscal years are shown.

Audit-Related Fees

The aggregate fees billed by Deloitte & Touche LLP related to the annual audit of a Fund’s financial statements for the 2006, 2005 and 2004 fiscal years, for Allocator Fund, Balanced Growth Fund, Dividend Growth Securities, Natural Resource Development Securities, Special Growth Fund, which paid audit-related fees in the amount of $540 and $452, respectively, for 2006 and 2005 fiscal years; Nasdaq-100 Index Fund which paid audit-related fees in the amount of $540 and $71, respectively, for 2005 and 2004 fiscal years; Fundamental Value Fund which paid audit-related fees in the amount of $540 and $323, respectively, for 2005 and 2004 fiscal years; Information Fund, Small-Mid Special Value Fund which paid audit-related fees in the amount of $452 and $684, respectively, for 2005 and 2004 fiscal years; American Opportunities Fund, Capital Opportunities Fund, Convertible Securities Trust, Developing Growth Securities Trust, Equally-Weighted S&P 500 Fund, Financial Services Trust, Health Services Trust,

Mid-Cap Value Fund, Multi-Asset Class Fund, Real Estate Fund, S&P 500 Index Fund, Special Value Fund, Strategist Fund, Total Market Index Fund, Utilities Fund and Value Fund, which paid audit-related fees in the amount of $540 and $452, respectively, for 2005 and 2004 fiscal years.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for its most recent fiscal years are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2006*	2005
Allocator Fund	$5,489	$5,576
Balanced Growth Fund	5,020	5,894
Dividend Growth Securities.	5,320	5,329
Natural Resource Development Securities	5,320	5,594
Special Growth Fund	5,020	5,394
	2005*	2004
American Opportunities Fund	$4,906	$5,550
Capital Opportunities Fund	5,237	5,154
Convertible Securities Trust	5,519	4,922
Developing Growth Fund	5,746	5,139
Equally-Weighted S&P 500 Fund	5,911	5,248
Financial Services Fund	5,263	5,126
Fundamental Value Trust	5,703	4,920
Health Sciences Trust	4,850	4,237
Information Fund	5,502	5,020
Mid-Cap Value Fund	5,481	4,889
Multi-Asset Class Fund	5,824	5,215
Nasdaq-100 Index Fund	5,237	4,889
Real Estate Fund	5,998	5,915
S&P 500 Index Fund	5,998	5,915
Small-Mid Special Value Fund	5,268	4,800
Special Value Fund	5,285	4,672
Strategist Fund	5,393	4,780
Total Market Index Fund	5,237	4,889
Utilities Fund	5,020	5,394
Value Fund	5,746	5,139

*	Because the Funds have different fiscal year ends, fees for the most recent applicable two fiscal years are shown.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for its respective last two most recently completed fiscal years.

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit

Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed each of the Funds’ fees for their respective fiscal years ended in 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser were $6,581,000 for the recent fiscal year ended November 30, 2005 and $3,826,295 for the fiscal year ended November 30, 2004, respectively. Such services for the most recent fiscal year and the fiscal year preceding the most recent fiscal year fiscal year included: (i) audit-related fees of $5,091,000 and $3,746,491, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $1,490,000 and $79,800, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser are compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are expected to be present at the Meetings. The representatives from Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Funds do not intend to hold future regular annual or special meetings of their shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Fund should send such proposal to that Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN
Secretary

Dated: June 14, 2006

Shareholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

INFORMATION PERTAINING TO THE FUNDS
MEETING TIME AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at May 11, 2006.

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Morgan Stanley Allocator Fund (Inception Date 2/26/03)	Allocator Fund	8,392,775.412 shares	Class A	62,237.774	6.01
			MARY RUTH CLOSE TTEE THE RONALD M CLOSE FAMILY TRUST U/W DTD 02/07/1997 1700 STONE MILL ROAD LANCASTER PA
			Class B
			None
			Class C
			None
			Class D	22,622.355	12.14
			KIRKLAND S & RENA B LAMB FOUNDATION ATTENTION: BENJAMIN C JOHNSTON 7407 N WINDSOR LANE PEORIA IL, 61614-2165
			DAVID BECKERMAN 8 OLD SOUTH ROAD ANDOVER MA 01810-3927	17,564.246	9.43
Morgan Stanley American Opportunities Fund(1) (Inception Date 3/27/80)	American Opportunities Fund	108,679,666.720 shares	Class A	4,716,232	10.70
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B None
			Class C
			None
			Class D	1,954,125.931	10.47
			MAC & CO MUTUAL FUNDS OPERATIONS MORGAN STANLEY DPSP/START PLAN PO BOX 3198 PITTSBURGH PA 15230-3198

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Morgan Stanley Balanced Growth Fund(2) (Inception Date 3/28/95)	Balanced Growth Fund	12,839,754.141 shares	Class A	151,919.342	6.52
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C
			None
			Class D	12,470.514	18.63
			BARBARA J GARBELL TTEE F/T GERALD C GARBELL CREDIT SHELTER TR DTD 4/25/01 3253 W MERCER WAY MERCER ISLAND WA 98040-2539
			MORGAN STANLEY DW INC CUST FOR LAWRENCE S ARNDT IRA ROLLOVER DATED 10/06/03 707 FIELDVIEW AVE DUARTE CA 91010-1502	5,457.368	8.15
			MORGAN STANLEY DW INC CUST FOR JEANETTE BAUCHMAN IRA ROLLOVER DATED 06/18/02 1725 PLUMMER DR ROCKWALL TX 75087-2322	3,525.952	5.27
			ALMA LEBARON TTEE FBO TED LEBARON & ALMA LEBARON TRU/A DTD 01-25-90 10500 CYPRESS COVE DR FORT MYERS FL 33908-6692	3,417.111	5.10
Morgan Stanley Capital Opportunities Trust (Inception Date 2/27/96)	Capital Opportunities Fund	19,185,510.894 shares	Class A None
			Class B None
			Class C None
			Class D None

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Morgan Stanley Convertible Securities Trust (Inception Date 10/31/85)	Convertible Securities Fund	10,822,520.496 shares	Class A
			None
			Class B
			None
			Class C None
			Class D	182,513.709	69.19
			HARE & CO C/O THE BANK OF NEW YORK PO BOX 11203 NEW YORK NY 10286-1203
Morgan Stanley Developing Growth Securities Trust (Inception Date 4/29/83)	Developing Growth Fund	18,214,744.872 shares	Class A	1,562,505.965	15.48
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C
			None
			Class D	85,135.246	9.51
			HARE & CO C/O THE BANK OF NEW YORK P O BOX 11203 NEW YORK NY 10286-1203
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	53,862.203	6.02
Morgan Stanley Dividend Growth Securities Inc. (Inception Date 3/30/81)	Dividend Growth Securities	148,452,943.311 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D	3,913,430.534	26.81

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			MAC & CO MUTUAL FUNDS OPERATIONS MORGAN STANLEY DPSP/START PLAN PO BOX 3198 PITTSBURGH PA 15230-3198
Morgan Stanley Equally-Weighted S&P 500 Fund (Inception Date 12/01/87)	Equally-Weighted S&P 500 Fund	54,166,553.591 shares	Class A	1,372,764.751	6.44
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C
			None
			Class D
			None
Morgan Stanley Financial Services Trust (Inception Date 2/26/97)	Financial Services Fund	13,256,054.724 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D	290,506.439	51.90
			BROWN BROTHERS HARRIMAN & CO AS CUST FOR 2200228 NV-FONDO 2 REIN ATTN: INV. FUNDS GLOBAL DISTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606
			BBH & CO C/F AFP PROVIDA APARA EL FONDO DE PENSIONES 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	150,995.196	26.98
			DARLENE V SHILEY TTEE THE SHILEY FAMILY TRUST B U/T/A 07/14/1972 DTD 7/14/72 P O BOX 207 PAUMA VALLEY CA 92061-0207	57,773.860	10.32

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Morgan Stanley Fundamental Value Fund (Inception Date 10/29/02)	Fundamental Value Fund	7,603,568.143 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D	21,107.104	17.24
			RICHARD JOHNSON TTEE RICHARD A. JOHNSON U/A DTD 02/08/1989 3677 LAKECREST DRIVE BLOOMFIELD HILLS MI 48304-3036
			L JOHNSON & R JOHNSON CO-TTEE LINDA JOHNSON TRUST U/A DTD 01/10/2001 3677 LAKECREST DRIVE BLOOMFIELD HILLS MI 48304-3036	21,060.525	17.20
			MERIN FAMILY PARTNERSHIP LLP ATTN: MITCHELL M. MERIN 1551 OCEAN AVE MANTOLOKING, NJ 08738-1515	11,383.663	9.30
Morgan Stanley Health Sciences Trust (Inception Date 10/30/92)	Health Sciences Fund	21,911,256.071 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D	293,922.692	62.22
			BROWN BROTHERS HARRIMAN & CO AS CUST FOR 2200228 NV-FONDO 2 REIN ATTN: INV. FUNDS GLOBAL DISTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606
Morgan Stanley Information Fund(3) (Inception Date 11/28/95)	Information Fund	36,021,118.241 shares	Class A	944,783.160	9.36
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			Class B
			None
			Class C
			None
			Class D
			HARE & CO C/O THE BANK OF NEW YORK P O BOX 11203 NEW YORK NY 10286-1203	266,271.613	53.86
			KHALID OBAIKAN PO BOX 542 RIYADH 11323 SAUDI ARABIA	25,893.387	5.24
Morgan Stanley Mid-Cap Value Fund (Inception Date 10/29/01)	Mid-Cap Value Fund	27,585,949.473 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D
			None
Morgan Stanley Multi-Asset Class Fund (Inception Date 11/25/97)	Multi-Asset Class Fund	3,285,444.971 shares	Class A
			None
			Class B
			None
			Class C	27,519.007	7.14
			JACK H ALLDERDICE & J DOUGLAS ALLDERDICE & MICHAEL B ALLDERDICE JT TEN 1717 ROCKEFELLER AVENUE EVERETT WA 98201-5908
			MORGAN STANLEY DW INC CUST FOR ANTHONY REESE IRA STD/ROLLOVER DTD 04/08/02 PO BOX 2620 APTOS CA 95001-2620	20,754.579	5.39
			Class D	37,452.890	60.28
			MORGAN STANLEY & CO FBO X-ENTITY 0111 C EQUITY-SWAPS 1585 BROADWAY NEW YORK NY 10036

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			MORGAN STANLEY DW INC CUST FOR JOHN E MCCORD IRA STD/ROLLOVER DTD 12/14/94 1938 ATLANTIC AVE SANDUSKY OH 44870-8208	10,616.660	17.09
Morgan Stanley Nasdaq-100 Index Fund (Inception Date 7/13/01)	Nasdaq-100 Index Fund	4,826,831.943 shares	Class A	419,520.423	35.13
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			RAOSOFT A CORPORATION ATTENTION: POTLURI RAO 6645 NE WINDERMERE SEATTLE WA 98115-7942	64,583.865	5.41
			Class B
			None
			Class C
			None
			Class D	194,205.130	83.77
			HARE & CO C/O BANK OF NEW YORK P O BOX 11203 NEW YORK NY 10286-1203
Morgan Stanley Natural Resource Development Securities Inc. (Inception Date 3/30/81)	Natural Resource Development Securities	10,279,421.862 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D
			BBH & CO C/F AFP PROVIDA SA PARA EL FONDO DE PENSIONES TIPO C 525 WASHINGTON BLVD JERSEY CITY-NJ 07310-1606	909,588.701	56.27

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			BROWN BROTHERS HARRIMAN & CO AS CUST FOR 2200228 NV-FONDO 2 REIN ATTN: INV. FUNDS GLOBAL DISTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	177,746.533	11.00
			BBH & CO C/F AFP PROVIDA A PARA EL FONDO DE PENSIONES 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	85,386.443	5.28
Morgan Stanley Real Estate Fund (Inception Date 4/28/99)	Real Estate Fund	8,820,896.180 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D	118,200.240	12.39
			HARE & CO C/O THE BANK OF NEW YORK P 0 BOX 11203 NEW YORK NY 10286- 1203
Morgan Stanley S&P 500 Index Fund (Inception Date 9/26/97)	S&P 500 Index Fund	97,286,126.763 shares	Class A	12,808,269.685	40.03
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C
			None
			Class D	1,038,099.998	8.90
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
Morgan Stanley Small-Mid Special Value Fund (Inception Date 5/28/02)	Small-Mid Special Value Fund	16,117,521.572 shares	Class A
			None

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			Class B
			None
			Class C None
			Class D
			None
Morgan Stanley Special Growth Fund (Inception Date 8/02/93)	Special Growth Fund	6,327,998.795 shares	Class A	182,331.071	6.21
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C	22,169.583	6.03
			MRS JANE HOFFMAN C/O RIVERSTONE HOLDINGS LLC 712 FIFTH AVE 51ST FLOOR NEW YORK NY 10019-4108
			Class D	94,778.654	19.23
			HARE & CO C/O THE BANK OF NEW YORK P 0 BOX 11203 NEW YORK NY 10286-1203
Morgan Stanley Special Value Fund (Inception Date 10/29/96)	Special Value Fund	32,323,674.727 shares	Class A	5,136,416.434	37.47
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None
			Class C
			None
			Class D
			None
Morgan Stanley Strategist Fund (Inception Date 10/31/88)	Strategist Fund	45,983,572.752 shares	Class A	1,460,791.284	5.87
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318
			Class B
			None

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			Class C
			None
			Class D	1,608,670.557	54.81
			MAC & CO MUTUAL FUNDS OPERATIONS MORGAN STANLEY DPSP/START PLAN PO BOX 3198 PITTSBURGH PA 15230-3198
			STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	318,438.221	10.85
Morgan Stanley Total Market Index Fund (Inception Date 9/28/99)	Total Market Index Fund	17,683,560.016 shares	Class A
			None
			Class B
			None
			Class C
			None
			Class D
			None
Morgan Stanley Utilities Fund (Inception Date 4/29/88)	Utilities Fund	54,483,506.631 shares	Class A
			None
			Class B
			None
			Class C None
			Class D STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	153,988.300	60.60
			RICHARD JOHNSON TTEE RICHARD A. JOHNSON U/A DTD 02/08/1989 3677 LAKECREST DRIVE BLOOMFIELD HILLS MI 48304-3036	12,787.364	5.03
Morgan Stanley Value Fund (Inception Date 11/25/98)	Value Fund	22,872,313.371 shares	Class A
			None

Fund	Defined Terms Used in this Joint Proxy Statement	Shares Outstanding as of May 30, 2006	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
			Class B
			None
			Class C
			None
			Class D	56,496.749	6.54
			MORGAN STANLEY TRUST TRUSTEE MITCHELL M MERIN 2000 CHARITABLE LEAD ANNUITY TRUST 12-14-2000 P 0 BOX 503 JERSEY CITY NJ 07303-0503
			MIRIAM H MERIN 12 CONIFER DR WARREN NJ 07059-5062	55,482.956	6.43
			HARE & CO C/O THE BANK OF NEW YORK PO BOX 11203 NEW YORK NY 10286-1203	51,002.817	5.91

(1)	On or about July 3, 2006, it is anticipated that the American Opportunities Fund will be renamed the Focus Growth Fund.

(2)	On or about July 28, 2006, it is anticipated that the Balanced Growth Fund will be renamed the Balanced Fund.

(3)	On or about July 28, 2006, it is anticipated that the Information Fund will be renamed the Technology Fund.

EXHIBIT B

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

The following table sets forth information regarding the dollar range of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Funds and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s shares as of March 31, 2006.

Name of Trustees	Allocator Fund	American Opportunities Fund	Balanced Growth Fund	Capital Oppor- tunities Fund	Convertible Securities Fund	Devel- oping Growth Fund	Dividend Growth Securities	Equally- Weighted S&P 500 Fund	Financial Services Fund	Funda- mental Value Fund	Health Sciences Fund	Information Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	$$ 50,001 -100,000	$ Over100,000	None	$$ 50,001 -100,000	None	$ Over100,000	$ Over100,000	$$ 50,001-100,000	None	$$ 50,001 -100,000	None	Over $100,000
Higgins	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None	None	None	None	None	None	None	None	None	None	None	None
Bozic	None	None	None	None	None	None	Over $100,000	None	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None	None	None
Garn	None	None	None	$10,001- $50,000	None	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	None	None	None	None	Over $100,000
Hedien	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Johnson	None	None	None	None	None	None	Over $100,000	None	None	None	None	None	Over $100,000
Kearns(1)	None	Over $100,000	None	None	None	None	None	None	None	None	None	None	Over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Nugent	None	$50,001- $100,000	None	None	None	None	$50,001- $100,000	Over $100,000	None	None	None	None	Over $100,000
Reed	None	None	None	None	None	None	None	None	None	None	None	None	None
Reid(1)	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000

Name of Trustees	Mid-Cap Value Fund	Multi- Asset Class Fund	Nasdaq- 100 Index Fund	Natural Resource Development Securities	Real Estate Fund	S&P 500 Index Fund	Small- Mid Special Value Fund	Special Growth Fund	Special Value Fund	Strategist Fund	Total Market Index Fund	Utilities Fund	Value Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	None	$50,001 - $100,000	$10,001 - $50,000	None	Over $100,000	None	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	None	$50,001 - $100,000	Over $100,000
Higgins	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Bozic	None	None	None	None	None	None	None	None	$50,001- $100,000	None	None	None	None	Over $100,000
Dennis	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Garn	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Hedien	None	None	None	None	None	$10,001- $50,000	None	None	None	None	None	None	None	Over $100,000
Johnson	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(1)	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Klein	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000
Nugent	None	None	None	None	None	None	None	None	$10,001- $50,000	$50,001- $100,000	None	None	$50,001- $100,000	Over $100,000
Reed	None	None	None	None	None	None	None	None	None	None	None	None	None	None
Reid(1)	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

EXHIBIT C

BOARD AND COMMITTEE MEETINGS

Set forth in the table below is information regarding Board and Committee meetings held during each Fund’s most recently completed fiscal year end.

Fund	Fiscal Year End	Number of Board Meetings Held	Number of Independent Trustee Meetings Held	Number of Audit Committee Meetings Held	Number of Governance Committee Meetings Held	Number of Insurance Committee Meetings Held
ALLOCATOR FUND	1/31/06	14	3	7	1	5
AMERICAN OPPORTUNITIES FUND	12/31/05	15	3	8	2	6
BALANCED GROWTH FUND	1/31/06	14	3	7	1	5
CAPITAL OPPORTUNITIES FUND	11/30/05	14	3	8	2	6
CONVERTIBLE SECURITIES FUND	9/30/05	13	3	8	3	7
DEVELOPING GROWTH FUND	9/30/05	13	3	8	3	7
DIVIDEND GROWTH SECURITIES	2/28/06	16	3	7	2	4
EQUALLY-WEIGHTED S&P 500 FUND	6/30/05	21	3	9	2	7
FINANCIAL SERVICES FUND	5/31/05	22	3	9	2	7
FUNDAMENTAL VALUE FUND	9/30/05	13	3	8	3	7
HEALTH SCIENCES FUND	7/31/05	14	3	8	2	6
INFORMATION FUND	3/31/06	16	4	7	2	4
MID-CAP VALUE FUND	8/31/05	14	3	9	3	6
MULTI-ASSET CLASS FUND	9/30/05	13	3	8	3	7
NASDAQ-100 INDEX FUND	11/30/05	14	3	8	2	6
NATURAL RESOURCE DEVELOPMENT SECURITIES	2/28/06	16	3	7	2	4
REAL ESTATE FUND	11/30/05	14	3	8	2	6
S&P 500 INDEX FUND	8/31/05	14	3	9	3	6
SMALL-MID SPECIAL VALUE FUND	4/30/06	16	3	7	3	3
SPECIAL GROWTH FUND	2/28/06	16	3	7	2	4
SPECIAL VALUE FUND	7/31/05	14	3	8	2	6
STRATEGIST FUND	7/31/05	14	3	8	2	6
TOTAL MARKET INDEX FUND	7/31/05	14	3	8	2	6
UTILITIES FUND	12/31/05	15	3	8	2	6
VALUE FUND	9/30/05	13	3	8	3	7

C-1

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A .. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance

[1]	This Joint Governance Committee has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

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Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

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(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

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PROXY               THE MORGAN STANLEY DOMESTIC EQUITY FUNDS               PROXY
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of the above Fund(s) held of record by the undersigned on May 30, 2006 at the Special
Meetings of Shareholders of the Morgan Stanley Domestic Equity Funds to be held at 1221 Avenue of the Americas, New York, New York 10020 on August 1, 2006 and
at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. THE MATTERS BEING PROPOSED
ARE RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

                           VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                           VOTE VIA THE TELEPHONE:  1-866-877-0438
                           [                      ]       [                    ]

                           NOTE: Please sign exactly as name(s) appear(s) on the
                           records of a Fund. Joint owners should each sign
                           personally. Trustees and other representatives should
                           indicate the capacity in which they sign, and where
                           more than one name appears, a majority must sign. If
                           a corporation or another entity, the signature should
                           be that of an authorized officer who should state his
                           or her full title.

                           _____________________________________________________
                           Stockholder sign here

                           _____________________________________________________
                           Co-owner sign here

                           _____________________________________________________
                           Date                                        MSD_16419

MORGAN STANLEY FUNDS                                        MORGAN STANLEY FUNDS
--------------------                                        --------------------
Fundname Drop In 1                                          Fundname Drop In 2
Fundname Drop In 3                                          Fundname Drop In 4

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

[------------------------------------------------------------------------------]
[  [ ] To vote FOR ALL Proposals for all Funds mark this box. No other vote    ]
[      is necessary.                                                           ]
[------------------------------------------------------------------------------]

1.   ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

       01.  Frank L. Bowman    02.  Kathleen A. Dennis    03.  James F. Higgins   04.  Joseph J. Kearns
       05.  Michael F. Klein   06.  W. Allen Reed         07.  Fergus Reid

                           FOR         WITHHOLD     FOR ALL
                           ALL           ALL        EXCEPT
Fundname Drop-In 1         [ ]           [ ]          [ ]      _________________
Fundname Drop-In 2         [ ]           [ ]          [ ]      _________________
Fundname Drop-In 3         [ ]           [ ]          [ ]      _________________
Fundname Drop-In 4         [ ]           [ ]          [ ]      _________________

2.   TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
      REGARDING:
2.A. PLEDGING ASSETS POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.B. MARGIN POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.C. OIL & GAS POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.D. WARRANTS POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.E. TRUSTEE/OFFICER OWNERSHIP POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.F. EXERCISING CONTROL POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

2.G. UNSEASONED COMPANIES.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.   TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
      REGARDING:
3.A. DIVERSIFICATION POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.B. BORROWING POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.C. LOAN POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.D. COMMODITIES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.E. SENIOR SECURITIES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

3.F. UNDERWRITING POLICY..

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]

4.   TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES AS
      NON-FUNDAMENTAL POLICIES REGARDING:
4.A. SHORT SALES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

4.B. PURCHASING OTHER INVESTMENT COMPANIES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

4.C. ILLIQUID/RESTRICTED SECURITIES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]               Fundname Drop In 4       [ ]    [ ]      [ ]

4.D. PUTS/CALLS POLICY.

                         FOR    AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]

4.E. OPTIONS/FUTURES POLICY.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]

5.   TO APPROVE A CHANGE OF THE FUNDS CLASSIFICATION FROM A DIVERSIFIED FUND
      TO A NON-DIVERSIFIED FUND.

                         FOR    AGAINST  ABSTAIN                                      FOR  AGAINST  ABSTAIN
Fundname Drop In 1       [ ]      [ ]      [ ]               Fundname Drop In 2       [ ]    [ ]      [ ]
Fundname Drop In 3       [ ]      [ ]      [ ]